                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of Harken Energy Corporation and in the related Prospectuses of our report dated March 26, 2003, with respect to the consolidated financial statements of Harken Energy Corporation included in this Annual Report on Form 10K for the year ended December 31, 2002.

Form                      Description
----                      -----------

S-3 Registration of 135,000 shares of common stock issued to Parkcrest (No. 333-71751)

S-3 Registration of 190,863 shares of common stock issued to Sidro, S.A (No. 333-78859)

S-3 Registration of 131,682 shares of common stock issued to Crescent International Ltd. (No. 333-79281)

S-3  Registration of 648,151 shares of common stock (No. 333-79617)

S-3 Registration of 112,173 shares of common stock issued to Lambertine (No. 333-80031)

S-3 Registration of 260,000 shares of common stock issued to International Rochester Energy Corporation (No. 333-85057)

S-3  Registration of 300,000 shares of common stock (No. 333-30490)

S-3  Registration of 200,000 shares of common stock (No. 333-34534)

S-3  Registration of 239,840 shares of common stock (No. 333-34650)

S-3  Registration of 173,973 shares of common stock (No. 333-34720)

S-3  Registration of 274,013 shares of common stock (No. 333-34830)

S-3  Registration of 246,153 shares of common stock (No. 333-38050)

S-3  Registration of 133,333 shares of common stock (No. 333-44564)

S-3  Registration of 777,142 shares of common stock (No. 333-48760)

S-3  Registration of 3,968,920 shares of common stock (No. 333-67156)

S-3  Registration of 3,193,334 shares of common stock (No. 333-74410)

S-3  Registration of 521,232 shares of common stock (No. 333-59092)

S-3  Registration of 2,724,865 shares of common stock (No. 333-89684)

S-3  Registration of 72,885,437 shares of common stock (No. 333-99579)

S-3  Registration of 26,916,075 shares of common stock (No. 333-99663)


/s/ Ernst & Young LLP
-----------------------------
Houston, Texas
March 26, 2003

                       [LETTERHEAD OF RYDER SCOTT COMPANY]

                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT RESERVE ENGINEERS

     As Harken Energy Corporation's independent reserve engineers for properties located outside the United States, Ryder Scott Company consents to the reference in Form 10-K and in the following Registration Statements of Harken Energy Corporation and in the related Prospectuses to Ryder Scott Company reserve report dated December 31, 2002.

Form          Description
----          -----------

S-3 Registration of 135,000 shares of common stock issued to Parkcrest (No. 333- 71751)

S-3 Registration of 190,863 shares of common stock issued to Sidro, S.A. (No. 333- 78859)

S-3 Registration of 131,682 shares of common stock issued to Crescent International Ltd. (No. 333-79281)

S-3  Registration of 648,151 shares of common stock (No. 333-79617)

S-3 Registration of 112,173 shares of common stock issued to Lambertine (No. 333- 80031)

S-3 Registration of 260,000 shares of common stock issued to International Rochester Energy Corporation (No. 333-85057)

S-3  Registration of 300,000 shares o common stock (No. 333-30490)

S-3  Registration of 200,000 shares of common stock (No. 333-34534)

S-3  Registration of 239,840 shares of common stock (No. 333-34650)

S-3  Registration of 173,973 shares of common stock (No. 333-34720)

S-3  Registration of 274,013 shares of common stock (No. 333-34830)

S-3  Registration of 246,153 shares of common stock (No. 333-38050)

S-3  Registration of 133,333 shares of common stock (No. 333-44564)

S-3  Registration of 777,142 shares of common stock (No. 333-48760)

S-3  Registration of 3,968,920 shares of common stock (No. 333-67156)

S-3  Registration of 3,193,334 shares of common stock (No. 333-74410)

S-3  Registration of 521,232 shares of common stock (No. 333-59092)

S-3  Registration of 2,724,865 shares of common stock (No. 333-89684)

S-3  Registration of 72,885,437 shares of common stock (No. 333-99579)

S-3  Registration of 26,915,075 shares of common stock (No. 333-99663)


                                        /s/ Ryder Scott Company, L. P.
                                        ---------------------------------------
                                            RYDER SCOTT COMPANY, L.P.

Houston, Texas
March 26, 2003

              [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]

                                                                    Exhibit 23.1

                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.

We hereby consent to the incorporation by reference in the Annual Report on Form 10-K of Harken Energy Corporation (the "Company") and in the following Registration Statements of the Company and in the related Prospectuses to the references to this firm for the Company's estimated domestic proved reserves contained in the Annual report on Form 10-K, those registration Statements and related Prospectuses for the year ended December 31, 2002.

Form                                                 Description

S-3 Registration of 135,000 shares of common stock issued to Parkcrest (No. 333-71751)

S-3 Registration of 190,863 shares of common stock issued to Sidro, S.A. (No. 333-78859)

S-3 Registration of 131,682 shares of common stock issued to Crescent International Ltd. (No. 333-79281)

S-3  Registration of 648,151 shares of common stock (No. 333-79617)

S-3 Registration of 112,173 shares of common stock issued to Lambertime (No. 333-80031)

S-3 Registration of 260,000 shares of common stock issued to International Rochester Energy Corporation (No. 333-85057)

S-3  Registration of 300,000 shares of common stock (No. 333-30490)

S-3  Registration of 200,000 shares of common stock (No. 333-34534)

S-3  Registration of 239,840 shares of common stock (No. 333-34650)

S-3  Registration of 173,973 shares of common stock (No. 333-34720)

S-3  Registration of 274,013 shares of common stock (No. 333-34830)

S-3  Registration of 246,153 shares of common stock (No. 333-38050)

S-3  Registration of 133,333 shares of common stock (No. 333-44564)

S-3  Registration of 777,142 shares of common stock (No. 333-48760)

S-3  Registration of 3,968,920 shares of common stock (No. 333-67156)

S-3  Registration of 3,193,334 shares of common stock (No. 333-74410)

S-3  Registration of 521,232 shares of common stock (No. 333-59092)

              [LETTERHEAD OF NETHERLAND, SEWELL & ASSOCIATES, INC.]


S-3  Registration of 2,724,865 shares of common stock (No. 333-89684)

S-3  Registration of 72,885,437 shares of common stock (No. 333-99579)

S-3  Registration of 26,916,075 shares of common stock (No. 333-99663)



                                   NETHERLAND, SEWELL & ASSOCIATES, INC.





                                   By: /s/ J. CARTER HENSON, JR.
                                      -----------------------------------------
                                       J. Carter Henson, Jr.
                                       Senior Vice President


Houston, Texas
March 26, 2003